Exhibit 99.1

FTS INTERNATIONAL RECEIVES NOTICE FROM NYSE REGARDING CONTINUED LISTING STANDARD

February 6, 2020

FORT WORTH, Texas – (BUSINESS WIRE) – FTS International, Inc. (NYSE: FTSI) (the “Company”) today announced it has received written notice from the New York Stock Exchange (the “NYSE”) notifying it that, over a period of 30 consecutive trading days, the average closing price of the Company’s common stock was below the minimum $1.00 per share requirement for continued listing on the NYSE under Item 802.01C of the NYSE Listed Company Manual.

In accordance with applicable NYSE procedures, the Company plans to timely notify the NYSE that it intends to cure the $1.00 per share deficiency and has six months following the receipt of the noncompliance notice to cure the deficiency and regain compliance with the NYSE continued listing requirement. The notice has no immediate impact on the listing of the Company’s common stock, which will continue to trade on the NYSE. The Company intends to actively monitor the closing share price for its common stock and will explore available options to regain compliance.

About FTS International, Inc.

Headquartered in Fort Worth, Texas, FTS International is one of the largest independent hydraulic fracturing service companies and one of the only vertically integrated service providers of its kind in North America. To learn more, visit www.FTSI.com.

Forward-Looking and Cautionary Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements related to the Company’s plans to notify NYSE of its plan to regain compliance and the Company’s intention to regain compliance with the NYSE continued listing standards, and other statements identified by words such as “could,” “may,” “might,” “will,” “likely,” “anticipates,” “intends,” “potential,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “continues,” “projects” and similar references to future periods.

Forward-looking statements are based on the Company’s current expectations and assumptions regarding capital market conditions, the Company’s business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, the Company’s actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the projected operations of the Company; results of litigation, arbitration, settlements and investigations; actions by third parties, including governmental agencies; volatility in customer spending and in oil and natural gas prices, which could adversely affect demand for the Company’s services and capital expenditures; global economic conditions; excess availability of pressure pumping equipment; liabilities from operations; weather; decline in, and ability to realize, backlog; potential delay in future equipment specialization and new technologies, including electric fleets; shortages, delays in delivery and interruptions of supply of equipment and materials; ability to hire and retain personnel; loss of, or reduction in business with, key customers; difficulty with growth and in integrating acquisitions; product liability; political, economic and social instability risk; ability to effectively identify and enter new markets; cybersecurity risk; dependence on our subsidiaries to meet our long-term debt obligations; variable rate indebtedness risk; and anti-takeover measures in our charter documents and other risks and uncertainties. Any forward-looking statement made in this press release speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, except as required by law.

When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in the Company’s filings with the SEC, including the most recently filed Forms 10-Q and 10-K. The Company’s filings may be reviewed on its website at ftsi.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov.

Lance Turner

Chief Financial Officer

817-862-2000

Investors@FTSI.com